Exhibit 99.1

Renalytix plc

(“Renalytix” or the “Company”)

Nasdaq Grants Listing Extension

Renalytix’s American Depositary Shares (“ADSs”) will Continue Trading on The Nasdaq Capital Market Effective at the Open of Trading on August 27, 2024

LONDON and NEW YORK, 27 August 2024 – Renalytix plc (NASDAQ: RNLX) (LSE: RENX), an artificial intelligence-enabled in vitro diagnostics company, focused on optimizing clinical management of kidney disease to drive improved patient outcomes and advance value-based care, provides the following update in respect of its Nasdaq listing status.

As previously announced on June 27, 2024, the Company disclosed that it had formally submitted an appeals hearing request to the Nasdaq Hearings Panel (the “Panel”), which request stayed the suspension of the Company’s securities pending the Panel’s decision regarding the continued listing status of Renalytix’s American Depositary Shares (“ADSs”) on The Nasdaq Global Market under the symbol “RNLX”. The appeals hearing on this matter was held on July 30, 2024. Following a review of the Company’s operating and financing plans, on August 23, 2024 the Panel responded with their decision to grant the Company additional time to regain compliance.

The Panel considered all information provided and granted the Company’s request for an exception through October 25, 2024, at which time the Company must evidence compliance with a closing bid price of $1 or more per share, file public disclosure describing transactions undertaken by Renalytix to achieve compliance, and provide the Panel with income projections for the next 12 months. The Panel also agreed that the Company is better suited for The Nasdaq Capital Market at this time. With that and the Panel’s decision to grant the exception, the Company’s ADSs will transfer to the Nasdaq Capital Market effective at the open of trading on August 27, 2024.

As a reminder, the Company confirms that it is in advanced discussions with key stakeholders of the business, who have indicated their support for management to achieve the Company’s goals of the refreshed business plan, with focused expenditure and investment alongside reduced operating costs, and a suitable capital structure and funding. The Company will continue to assess options to maximise value for its shareholders and further updates will be made as appropriate.

Having achieved significant milestones for the business, including FDA approval for KidneyIntelX, and a final Medicare coverage determination for the Company’s kidneyintelX.dkd testing with an established price of $950 per test, Renalytix has made positive progress operationally this year in addition to the financings completed earlier in 2024. The Company believes that the total addressable market opportunity for KidneyIntelX provides potential for significant growth in revenues over the next 3 years, subject to funding and continued development of commercial partnerships.

Subsequent to the financings that were successfully completed earlier in 2024, the Company has cash runway extending into calendar Q4 2024, with an unaudited cash position of $4.7m as at 30 June 2024.

For further information, please contact:

Renalytix plc	www.renalytix.com
James McCullough, CEO	Via Walbrook PR

Stifel (Nominated Adviser, Joint Broker and Sole Financial & Rule 3 Adviser)	Tel: 020 7710 7600
Nicholas Moore / Nick Harland / Ben Good

Walbrook PR Limited	Tel: 020 7933 8780 or renalytix@walbrookpr.com
Paul McManus / Alice Woodings	Mob: 07980 541 893 / 07407 804 654

CapComm Partners
Peter DeNardo	Tel: 415-389-6400 or investors@renalytix.com

About Renalytix

Renalytix (NASDAQ: RNLX) (LSE: RENX) is an in-vitro diagnostics and laboratory services company that is the global founder and leader in the new field of bioprognosis™ for kidney health. The leadership team, with a combined 200+ years of healthcare and in-vitro diagnostic experience, has designed its KidneyIntelX laboratory developed test to enable risk assessment for rapid progressive decline in kidney function in adult patients with T2D and early CKD (stages 1-3). We believe that by understanding how disease will progress, patients and providers can take action early to improve outcomes and reduce overall health system costs. For more information, visit www.renalytix.com.

Forward-Looking Statements
Statements contained in this press release regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Examples of these forward-looking statements include statements concerning: the commercial prospects of KidneyIntelX, including whether KidneyIntelX will be successfully adopted by physicians and distributed and marketed, the rate of testing with KidneyIntelX in health care systems, expectations and timing of announcement of real-world testing evidence, the potential for KidneyIntelX to be approved for additional indications, the Company’s expectations regarding the timing and outcome of regulatory and reimbursement decisions, the ability of KidneyIntelX to curtail costs of chronic and end-stage kidney disease, optimize care delivery and improve patient outcomes, the Company’s expectations and guidance related to partnerships, testing volumes and revenue for future periods, the Company’s expectations regarding the Company’s ability to obtain and maintain intellectual property protection for its diagnostic products and the Company’s ability to operate its business without infringing on the intellectual property rights of others, and the forecast of the Company’s cash runway and the implementation and potential for additional financing activities and cost-saving initiatives. Words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “seeks,” “indicates” and other similar expressions are intended to identify forward-looking statements. By their nature, forward‐looking statements are inherently predictive, speculative and involve risks, uncertainties and assumptions that could cause actual results, financial condition, performance, developments, or achievements to differ materially from those expressed or implied by the forward‐looking statements. Accordingly, the Company may not actually achieve the plans and objectives disclosed in the forward-looking statements, and you should not place undue reliance on the Company’s forward-looking statements. Any forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could cause actual results, performance or events to differ materially from those expressed or implied in such statements. These risks, uncertainties and assumptions relate to factors that are beyond the Company’s ability to control or estimate precisely, such as changes in taxation or fiscal policy, future market conditions, currency fluctuations, the behaviour of other market participants, the actions of governments or governmental regulators, or other risk factors, such as changes in the political, social and regulatory framework in which the Company operates or in economic or technological trends or conditions, including inflation, recession and consumer confidence, on a global, regional or national basis. These risks include, among others: that KidneyIntelX is based on novel artificial intelligence technologies that are rapidly evolving and potential acceptance, utility and clinical practice remains uncertain; the Company has only recently commercially launched KidneyIntelX; and risks relating to the impact on the Company’s business of the COVID-19 pandemic or similar public health crises. These and other risks are described more fully in the Company’s filings with the Securities and Exchange Commission (SEC), including the “Risk Factors” section of its annual report on Form 10-K filed with the SEC on September 28, 2023, the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 filed with the SEC on November 14, 2023, the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2024 filed with the SEC on February 14, 2024 and other filings the Company makes with the SEC from time to time. All information in this press release is as of the date of the release, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. In particular, but without prejudice to the generality of the above, no representation or warranty is given, and no responsibility or liability is accepted, either as to the achievement or reasonableness of any future projections, forecasts, estimates or statements as to any prospects or future returns contained or referred to in this press release or in relation to the basis or assumptions underlying such projections, forecasts, estimates or statements. Except as required by applicable law or regulation, each of the Company and the Joint Brokers expressly disclaim any obligation or undertaking to release any updates or revisions to these forward-looking statements whether as a result of new information, future events or otherwise.